Exhibit 99.1 KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391 Independent Accountants’ Report on Applying Agreed-Upon Procedures TAL International Container Corporation (the “Company”) Wells Fargo Securities, LLC (together, the “Specified Parties”) Re: TAL Advantage VII LLC, Series 2020-1 - Data File Procedures We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “TAL VII 2020 - Unit List vF_1.xlsb” (the “Data File”), provided to us on August 28, 2020, containing certain information related to 237,134 containers (the “Containers”) as of July 31, 2020 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering of TAL Advantage VIILLC, Series 2020-1. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose. Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings: ● The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold. ● The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold. ● The term “materiality threshold” means that Box Price, Factory Price, and Net Book Value were within 3.0%, and Manufacture Date and Age in Days were within 30 days. ● The term “Sources” means the following information provided by the Company: Invoices, Purchase Orders, Certificates of Final Inspection, Acceptance Certificates, screenshots from the Company’s fleet management system, a schedule listing the depreciation life and residual value by Equipment Type (the “Depreciation Schedule”), and Lease Agreements (Lease Contracts, Lease Addendums, and/or Lease Agreement Amendments). KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

A. The Company instructed us to select a random sample of 40 Containers (the “Sample Containers”) from the Data File. A listing of the Sample Containers is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Containers we were instructed to randomly select from the Data File. B. For each Sample Container, we compared or recomputed the attributes listed below to or using the corresponding information contained in the Sources. The Specified Parties indicated that the absence of any of the Sources or the inability to agree the indicated information from the Data File to the Sources, utilizing instructions provided by the Company, as applicable, for each of the attributes identified constituted an exception. The Sources are listed in the order of priority until such attribute was agreed. Attributes Sources / Company’s Instructions Birthmark Invoice, Purchase Order Box Price (or for Sample Containers Invoice, Purchase Order #18 and #31, Factory Price) For Sample Container #17, which was a refrigerated container, the Company instructed us to recompute the Box Price as the sum of the container unit price and machinery unit price (stated in the respective Invoices). Net Book Value (“NBV”) Recompute the NBV using the straight-line depreciation method based on the OEC and the 1st day of the calendar month of the Manufacture Date (stated in the Data File) and the depreciation life and residual value by Equipment Type (stated in the Depreciation Schedule). Manufacture Date (in mm/dd/yyyy The 1st day of the calendar month of the manufacture month and format) year stated in the Certificate of Final Inspection or Acceptance Certificate. If such information was not available, the 1st day of the calendar month of the date of the Certificate of Final Inspection or Acceptance Certificate. For Sample Container #31, as the Certificate of Final Inspection and Acceptance Certificate were not available, the Company instructed us to compare Manufacture Date to the 1st day the calendar month of the manufacture month and year stated in screenshot from the Company’s fleet management system. Age In Days Recompute as the number of days (i) from the 1st day of the calendar month of the date of the Certificate of Final Inspection or Acceptance Certificate or manufacture month and year stated in the Certificate of Final Inspection or Acceptance Certificate (or for Sample Container #31, manufacture month and year stated in a screenshot from the Company’s fleet management system) to (ii) the Cutoff Date. Equipment Type Invoice, Purchase Order, using instructions provided by the Company regarding acceptable abbreviations of Equipment Types listed in Exhibit B Lessee’s Name Lease Agreement 2

Attributes Sources / Company’s Instructions For Sample Containers #25 and #31, the Company instructed us to compare the Lessee’s Name in the Data File to the control subsidiary or affiliate of the Lessee’s Name in the Lease Agreement. We confirmed the subsidiary or affiliate relationship through the Lessee’s website (provided by the Company) reflecting the two companies were affiliated. Contract Sub Type Lease Agreement The Company instructed us to consider the Contract Sub Type to be “LTL” (long-term lease) if the Lease Agreement did not include a bargain purchase option and required an on-hire term of greater than one year. Rental Rate and DPP Daily Rate Lease Agreement The Company instructed us to compare the sum of the Rental Rate and DPP Daily Rate stated in the Data File to the lease rate stated in Lease Agreement. Contract Expiration Date Lease Agreement If the Lease Agreement required an on-hire term starting from each Container’s delivery date or the end of the supply period or build-up period, recompute the Contract Expiration Date by adding such on-hire term to the last day of the supply period or build-up period stated in the Lease Agreement. If the Lease Agreement stated the Lease Expiration Date as January 1 or December 31 of the year when the Sample Container reached a certain years of age, recompute the Lease Expiration Date by adding such number of years of age to January 1 or December 31, respectively, of the year of the Sample Container’s Manufacture Date stated in the Data File. The information regarding the Sample Containers was found to be in agreement with the respective information stated in the Sources. C. For each Sample Container, we observed a “Gate Out” status in the Company’s fleet management system, or the presence of a signed Lease Agreement. We make no representation regarding the authenticity of the signature(s) on the Lease Agreement. There were no conclusions that resulted from the procedures. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties. 3

The procedures performed were applied based on the information included in the Data File, the Sources, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Containers, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Sources which were used in our procedures, or (iv) matters of legal interpretation. The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition or leasing of the Containers to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers being securitized, (iii) the compliance of the lessor of the Containers with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO). The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur. This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation. /s/ KPMG LLP Irvine, CA August 31, 2020 4

Exhibit A

The Sample Containers

Sample Container Number	Birthmark	Sample Container Number	Birthmark
1	TLLU4225700	21	TCLU7881237
2	TLLU4253298	22	TCLU7243090
3	TLLU4274449	23	TCLU5752082
4	TLLU2100068	24	TCLU5903701
5	TCNU1108931	25	TCLU1252094
6	TCLU6951915	26	TCLU7655501
7	TCLU6964173	27	TCLU7674116
8	TCLU6966725	28	TCLU6848424
9	TLLU4087480	29	TCLU9628320
10	TLLU4107040	30	TLLU1574566
11	TCLU4926071	31	TCLU1320603
12	TCLU4943839	32	TLLU4204164
13	TCLU7919944	33	CMCU2109824
14	TCLU9138220	34	TLLU6044527
15	TLLU4015129	35	TLLU4202372
16	TCLU8581912	36	TCLU6646146
17	TCLU1153337	37	TCLU4547231
18	TCLU1284070	38	TCLU9031490
19	TCLU1743740	39	TCLU5577210
20	TCLU4821609	40	TLLU4087812

A-1

Exhibit B Acceptable Equipment Type Abbreviations provided by the Company Equipment Type Acceptable Description 20DC 20'X8'X8'6" ISO 1CC Dry Van Container 20'X8'X8'6" ISO Dry Cargo Container 20'X8'X8'6" Dry Cargo Container 20’ GP 40HC 40' X 8' X 9'6" Dry Cargo Container 40 HC Dry Cargo Container 40’ x 8’ x 9’6” ISO 1AAA Dry Van Container 40' Steel Dry Cargo Container 40'X8'X9'6" Steel Dry Cargo Container 40’ X 8’ X 9’6” HC Reefer Container 40HR 40'HCRF 40DC 40' x 8' x 8'6 Dry Cargo Containers 45PW 45’x2.5m x 9’6” Type Dry Cargo Steel Container TK25 25000L TK Containers B-1